UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 St. Clair Avenue West, Toronto, Ontario,	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pierre Des Marais II retired as a director of Imperial Oil Limited effective the close of the annual shareholders’ meeting on April 21, 2005. At the same annual shareholders’ meeting, Jack Mintz was elected as a new director.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: April 21, 2005
	By:	/s/ Brian Livingston
		Name:	Brian Livingston
		Title:	Vice-President, General Counsel and Corporate Secretary

By:	/s/ Marilyn Henderson
	Name:	Marilyn Henderson
	Title:	Assistant Secretary